Exhibit 99.4

SECURITY AGREEMENT

Dated as of March 31, 2009

From

Flagstone Réassurance Suisse SA

as Grantor

to

Barclays Bank PLC

as Secured Party

TABLE OF CONTENTS

Section                                                                                                                                                   Page

SECTION 1.                                Grant of Security                                                                                                            1

SECTION 2.                                Security for Obligations                                                                                                   2

SECTION 3.                                Grantor Remains Liable                                                                                                    2

SECTION 4.                                Delivery and Control of Security Collateral                                                                  2

SECTION 5.                                Representations and Warranties                                                                                    3

SECTION 6.                                Further Assurances                                                                                                          4

SECTION 7.                                 Post-Closing Changes; Bailees                                                                                     4

SECTION 8.                                Transfers and Other Liens; Additional Shares                                                            5

SECTION 9.                                Secured Party Appointed Attorney-in-Fact                                                                 5

SECTION 10.                                Secured Party May Perform                                                                                          5

SECTION 11.                                The Secured Party’s Duties;  Notices of Exclusive Control                            5

SECTION 12.                                Remedies                                                                                                                         6

SECTION 13.                                Indemnity and Expenses                                                                                               7

SECTION 14.                                Amendments; Waivers                                                                                                 8

SECTION 15.                                Notices                                                                                                                            8

SECTION 16.                                Continuing Security Interest; Assignments under the
    Facility Agreement                                                                                                           8

SECTION 17.                                Release; Termination                                                                                                    8

SECTION 18.                                Execution in Counterparts                                                                                           9

SECTION 19.                                Governing Law                                                                                                              9

SECTION 20.                                Consent to Jurisdiction and Service                                          9

Schedule I                                -           Location, Chief Executive Office, Type Of Organization, Jurisdiction Of
Organization And Organizational Identification Number

Schedule II                                -           List and Description of Securities Accounts

SECURITY AGREEMENT

SECURITY AGREEMENT dated as of March 31, 2009, made by Flagstone Réassurance Suisse SA (the “Grantor”) to Barclays Bank PLC, as Secured Party (the "Secured Party").

PRELIMINARY STATEMENTS

(1)           The Grantor and the Secured Party have entered into that certain $200,000,000 Multicurrency Letter of Credit Facility Agreement, dated as of the date hereof (said agreement, as it may hereafter be amended, amended and restated, replaced, novated, supplemented or otherwise modified from time to time, being the “Facility Agreement”).

(2)           The Grantor has security entitlements (the “Pledged Security Entitlements”) with respect to all the financial assets (the “Pledged Financial Assets”) credited from time to time to the accounts (the “Securities Accounts”) described in Schedule II hereto.

(3)           Pursuant to the Facility Agreement, the Grantor is entering into this Agreement in order to grant to the Secured Party a security interest in the Collateral (as hereinafter defined).

 (4)           It is a condition precedent to the making of the facility under the Facility Agreement that the Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

(5)           The Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Finance Documents (as defined in the Facility Agreement).

(6)           Terms defined in the Facility Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Facility Agreement.  Further, unless otherwise defined in this Agreement or in the Facility Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.  “UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided, that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

NOW, THEREFORE, in consideration of the premises and in order to induce the Secured Party to enter into the Facility Agreement and to provide the facility described therein, the Grantor hereby agrees with the Secured Party as follows:

SECTION 1.  Grant of Security.  The Grantor hereby grants to the Secured Party a security interest in the Grantor’s right, title and interest in and to the following assets of the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(a)           the Securities Accounts of the Grantor, all Pledged Security Entitlements with respect to all Pledged Financial Assets from time to time credited to such Securities Accounts, and all Pledged Financial Assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements or such Pledged Financial Assets and all subscription warrants, rights or options issued thereon or with respect thereto; and

(b)           all accessions and additions to, and substitutions and replacements of, any and all of the foregoing; and

(c)           all proceeds and products of the foregoing.

SECTION 2.  Security for Obligations.  (a) This Agreement secures, in the case of the Grantor, the payment and performance of any and all amounts now due or that may hereafter become due under the Finance Documents (the "Obligations").

SECTION 3.  Grantor Remains Liable.  Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Finance Document, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.  Delivery and Control of Collateral.  So long as any of the Obligations shall remain unpaid or unperformed:

(a)           With respect to any Collateral in which the Grantor has any right, title or interest and that constitutes a security entitlement in which the Secured Party is not the entitlement holder, the Grantor will cause the securities intermediary with respect to such security entitlement to either (i) identify in its records the Secured Party as the entitlement holder of such security entitlement against such securities intermediary or (ii) agree in an authenticated record with the Grantor and the Secured Party that such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which the Grantor has a security entitlement) originated by the Secured Party without further consent of the Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Secured Party (said agreement, as it may hereafter be amended, amended and restated, replaced, novated, supplemented or otherwise modified from time to time, a “Securities Account Control Agreement” and each securities intermediary that shall be a party to a Securities Account Control Agreement being herein referred to as a “Securities Intermediary”).

(b)           The Grantor will not change or add any Securities Intermediary that maintains any securities account in which any of the Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 4 in order to perfect the security interest granted hereunder in such Collateral.

SECTION 5.  Representations and Warranties.  The Grantor represents and warrants as follows:

(a) The Grantor’s exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth in Schedule I hereto.  The Grantor is located, within the meaning of Section 9-307 of the UCC, and has its chief executive office in the state or jurisdiction set forth in Schedule I hereto.  The Grantor has no place of business or other location in the United States of America.  The information set forth in Schedule I hereto with respect to the Grantor is true and accurate in all respects.  The Grantor has not permitted a Uniform Commercial Code financing statement to be filed in respect of it as debtor with respect to the Collateral under any other name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number than those set forth in Schedule I hereto.

(b)           The Grantor is the legal and beneficial owner of the Collateral free and clear of any lien, claim, option or right of others, except for the security interest created under this Agreement, the applicable Securities Account Control Agreement or any Permitted Security under the Facility Agreement.  No effective financing statement or other instrument similar is in effect covering all or any part of such Collateral, except such as may have been filed in favor of the Secured Party relating to the Finance Documents or pursuant to any Permitted Security.  The Grantor has no trade names.

(c)           Each Securities Account is set out on Schedule II hereto.  Such Securities Accounts are not subject to any control agreements with any party other than control agreements to which the Secured Party is a party.

(d)           All filings and other actions, including, without limitation, actions necessary to obtain control of Collateral as provided in the UCC, and actions necessary to perfect the Secured Party's security interest with respect to Collateral have been duly made or taken or will be duly made or taken, to the extent contemplated by the Facility Agreement, and upon the occurrence of such filings or actions, this Agreement will create in favor of the Secured Party a valid and, together with such filings and other actions, perfected first priority security interest (subject only to Permitted Security and any security interest created under the applicable Securities Account Control Agreement) in such Collateral, securing the payment of the Obligations.

(e)           No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Grantor of the security interest granted hereunder or for the execution, delivery or performance of this Agreement by the Grantor, (ii) the perfection or maintenance of the security interest created hereunder, including the first priority nature of such security interest (subject only to Permitted Security and any security interest created under the applicable Securities Account Control Agreement), except for the filing of financing and continuation statements under the UCC, and the actions described in Section 4, which actions have been taken and are in full force and effect, or (iii) the exercise by the Secured Party of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

SECTION 6.  Further Assurances.  (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that, in each case, may be necessary or proper, or that the Secured Party may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by the Grantor hereunder or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral of the Grantor.  Without limiting the generality of the foregoing, the Grantor will promptly with respect to Collateral of the Grantor:  (i) if any such Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Secured Party hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Secured Party; (ii) execute or authenticate and file such financing or continuation statements or amendments thereto, and such other instruments or notices, as may be necessary or proper, or as the Secured Party may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Grantor hereunder; and (iii) take all action reasonably necessary to ensure that the Secured Party has control of Collateral consisting of Securities Accounts, investment property, and transferable records as provided in the UCC.

(b)           The Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all or any part of the Collateral of the Grantor, in each case without the signature of the Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)           The Grantor will furnish to the Secured Party from time to time (i) statements and schedules further identifying and describing the Collateral of the Grantor and such other reports in connection with such Collateral as the Secured Party may reasonably request, all in reasonable detail in order to perfect and preserve the security interests granted or purported to be granted hereunder; (ii) such information as is reasonably necessary so that the Secured Party from time to time and at any time can conduct or cause to be conducted a valuation of the Collateral with the expenses of the Secured Party in connection therewith to be paid by the Grantor pursuant to Section 13 hereof; and (iii) such other information as may be reasonably requested by the Secured Party from time to time with respect to the Collateral.

SECTION 7.  Post-Closing Changes; Bailees.  The Grantor will provide written notice to the Secured Party of a change in the Grantor's name, type of organization, jurisdiction of organization, organizational identification number or location from those set forth on Schedule I of this Agreement within thirty (30) days of such change, and shall take all action reasonably required by the Secured Party for the purpose of perfecting or protecting the security interest granted by this Agreement.  The Grantor will not become bound by a security agreement with respect to any of the Collateral authenticated by another Person, determined as provided in Section 9-203(d) of the UCC, without giving the Secured Party thirty (30) days' prior written notice thereof and taking all action required by the Secured Party to ensure that the perfection and first priority nature of the Secured Party's security interest in the Collateral will be maintained.  The Grantor will hold and preserve its records relating to the Collateral and will permit representatives of the Secured Party at any time during normal business hours and upon reasonable prior notice to inspect and make abstracts from such records. If the Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Secured Party of such organizational identification number.

SECTION 8.  Transfers and Other Liens; Additional Shares.  The Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of the Collateral, and options relating to the Collateral, permitted under the terms of this Agreement or the Facility Agreement, or (ii) create or suffer to exist any lien upon or with respect to any of the Collateral except for the pledge, assignment and security interest created under this Agreement or any Securities Account Control Agreement and any Permitted Security pursuant to the Facility Agreement.

SECTION 9.  Secured Party Appointed Attorney-in-Fact.  The Grantor hereby irrevocably appoints the Secured Party the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time upon the occurrence and during the continuance of a Default or an Event of Default, in the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may deem reasonably necessary or proper to accomplish the purposes of this Agreement, including, without limitation:

(a)           to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, indorse and collect any drafts or other instruments, documents and chattel paper in respect of any of the Collateral; and

(c)           to file any claims or take any action or institute any proceedings that the Secured Party may deem reasonably necessary or proper for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

SECTION 10.  Secured Party May Perform.  If the Grantor fails to perform any agreement contained herein, the Secured Party may, but without any obligation to do so and without notice, itself perform or cause performance of, such agreement, and the expenses of the Secured Party reasonably incurred in connection therewith shall be payable by the Grantor under Section 13.

SECTION 11.  The Secured Party's Duties; Notices of Exclusive Control.  (a) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not it has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)           The Secured Party may from time to time, upon prior written notice to the Grantor, when the Secured Party deems it to be reasonably necessary in order to preserve and protect the Collateral, appoint one or more subtrustees (each a “Subtrustee”) for the Secured Party hereunder with respect to all or any part of the Collateral.  In the event that the Secured Party so appoints any Subtrustee with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by the Grantor hereunder shall be deemed for purposes of this Security Agreement to have been made to such Subtrustee, in addition to the Secured Party as security for the Obligations of the Grantor, (ii) such Subtrustee shall automatically be vested, in addition to the Secured Party, with all rights, powers, privileges, interests and remedies of the Secured Party hereunder with respect to such Collateral, and (iii) the term “Secured Party,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Secured Party with respect to such Collateral, shall include such Subtrustee; provided, however, that no such Subtrustee shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Secured Party.

(c)           The Secured Party hereby agrees that it will not deliver any Notice of Exclusive Control, as that term is defined in the Securities Account Control Agreement to the Securities Intermediary or similar notices as provided in the agreements entered into by the Grantor that are similar to the Securities Account Control Agreement prior to the occurrence of a Default or an Event of Default.  In the event that (i) the Secured Party delivers a notice of Exclusive Control following the occurrence of a Default, (ii) such Default shall be cured within the applicable cure period, and (iii) no other Default or Event of Default shall have occurred, Secured Party shall notify each Securities Intermediary to which it shall have delivered a Notice of Exclusive Control with respect to such Default that the Secured Party is withdrawing such Notice of Exclusive Control.

(d)           The Secured Party hereby agrees that it will provide the notice of termination described in the form of the Securities Account Control Agreement entered into pursuant hereto, or similar notices as provided in agreements entered into by the Grantor that are similar to the Securities Account Control Agreement, in each case upon the request of the Grantor after termination of the security interest granted hereby in accordance with Section 16 hereof.

SECTION 12.  Remedies.  If any Event of Default shall have occurred and be continuing:

(a)           The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, whether or not the UCC applies to the affected Collateral, and also may: (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place and time to be designated by the Secured Party that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable; (iii) occupy any premises owned or leased by the Grantor where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of the Grantor under or in connection otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of the Grantor to demand or otherwise require payment of any amount under the Collateral, and (B) exercise all other rights and remedies with respect to the Collateral.  The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)           Any cash held by or on behalf of the Secured Party and all cash proceeds received by or on behalf of the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as Collateral for, and/or then or at any time thereafter applied, after payment of any amounts payable to the Secured Party pursuant to Section 13, in whole or in part by the Secured Party against, all or any part of the Obligations, in the following manner:

(i)           first, paid to the Secured Party for any amounts then owing to the Secured Party pursuant to the Facility Agreement or otherwise under the Finance Documents; and

(ii)           second, any surplus of such cash or cash proceeds held by or on the behalf of the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

(c)           All payments received by the Grantor in respect of the Collateral shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Secured Party in the same form as so received with any necessary indorsement.

SECTION 13.  Indemnity and Expenses.  (a) The Grantor agrees to indemnify and hold harmless the Secured Party and its Affiliates and respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand any and all claims, damages, losses, liabilities and expenses, including, without limitation, reasonable fees and out-of-pocket expenses of counsel, that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from any enforcement, investigation, litigation or proceeding related to this Agreement, except to the extent such claim, damage, liability or expense arises solely from such Indemnified Party's gross negligence, willful misconduct or intentional breach of this Agreement.

(b)           The Grantor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and out-of-pocket expenses of its counsel and of any experts and agents, that the Secured Party may incur in connection with (i) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Grantor, (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder, or (iii) the failure by the Grantor to perform or observe any of the provisions hereof.

SECTION 14.  Amendments; Waivers.  No amendment, modification or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and, in the case of any such amendment or modification by the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

SECTION 15.  Notices.  All notices and other communications provided for hereunder shall be either in writing, including telecopier communication, and delivered as specified in Section 29 of the Facility Agreement.

SECTION 16.  Continuing Security Interest; Assignments under the Facility Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment or performance in full of the Obligations ; (b) be binding upon the Grantor, its successors and assigns; and (c) inure, together with the rights and remedies of the Secured Party hereunder.

SECTION 17.  Release; Termination.  (a) While the Facility Agreement is in effect, upon any sale, lease, transfer or other disposition of any item of Collateral of the Grantor in accordance with the terms of the Finance Documents, the security interest granted hereby in such Collateral shall immediately and automatically terminate and all rights to such Collateral shall revert to the Grantor without any further action by the Secured Party or any other person effective as of the time of such sale, lease, transfer or other disposition.

(b)           Except as provided in Section 13, which Obligations shall survive termination until the payment or performance in full of the Obligations then owing to the Secured Party, the pledge and security interest granted hereby with respect to the Obligations, shall terminate and all rights to the Collateral in favor of the Secured Party shall revert to the Grantor without any further action by the Secured Party or any other person.

(c)           Notwithstanding the foregoing provisions of this Section 17, in the event that any payment of the Obligations is avoided or otherwise required to be rescinded, the security interest granted in this Agreement shall be reinstated as of the date of such payment as if the avoided or rescinded payment had never been received.

(d)           Upon any termination of the security interest with respect to any of the Collateral hereunder or any discharge and release of the Grantor's obligations hereunder, in each case as described in subsections (a) through (b) of this Section 17, the Secured Party will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination discharge or release; provided, however, the Secured Party may, at its discretion, elect to delay the delivery of such documents until 220 days after the date of the final payment of the Obligation.

SECTION 18.  Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 19.  Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof that would defer to the laws of another jurisdiction.

SECTION 20.  Consent to Jurisdiction and Service.  The Grantor and the Secured Party each hereby absolutely and irrevocably consents and submits to the jurisdiction of the courts of the State of New York and of any Federal court located in the County and State of New York in connection with any actions or proceedings brought against the Secured Party or the Grantor arising out of or relating to this Agreement.  Each party hereto hereby irrevocably waives any objection on the grounds of venue, forum non conveniens, or any similar grounds, and irrevocably consents to service of process by mail or in any other manner permitted by New York law, and irrevocably waives its right to any jury trial.

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IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

FLAGSTONE RÉASSURANCE SUISSE SA

By: G Swayne
Name: Guy Swayne
Title: CEO Director

Address for Notices:

Rue du College 1,
CH-1920,
Martigny,
Switzerland
Attention:  Patrick Boisvert
Telephone: +41 27 721 08 57
Telecopier: +41 27 721 0011

BARCLAYS BANK PLC

By: Chris Miles
Name: Chris Miles
Title: Relationship Director

Address for Notices:

Barclays Bank PLC
1 Churchill Place
London E14 5HP

Attention:   Chris Miles

FLAGSTONE RÉASSURANCE SUISSE SA

SECURITY AGREEMENT DISCLOSURE SCHEDULES
___________________________________________

SCHEDULE I

GRANTOR INFORMATION

NAME:                                                                FLAGSTONE RÉASSURANCE SUISSE SA

ADDRESS & CHIEF EXECUTIVE
OFFICE:                                                                           Rue du College 1,
CH-1920,
Martigny,
Switzerland

TYPE OF ORGANIZATION:                                                                                     Company incorporated in Switzerland

JURISDICTION OF ORGANIZATION:                                                                                                Switzerland

COMPANY NUMBER:                                                                           CH-621.3.007.041-9

SCHEDULE II

SECURITIES ACCOUNTS

Account Name                                           Where Held                                           Account Number

[TO BE PROVIDED]